                GUANGXI LING FENG PHARMACEUTICAL COMPANY LIMITED
                              FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                GUANGXI LING FENG PHARMACEUTICAL COMPANY LIMITED



                                    CONTENTS


PAGE 1       REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PAGE 2       BALANCE SHEETS AS OF DECEMBER 31, 2005 AND 2004

PAGE 3 STATEMENTS OF INCOME AND COMPREHENSIVE INCOME FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

PAGE 4 STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

PAGE 5-6     STATEMENTS OF CASH FLOWS FOR THE YEARS ENDED DECEMBER 31, 2005 AND
             2004

PAGE 7-22    NOTES TO FINANCIAL STATEMENTS FOR THE YEARS ENDED DECEMBER 31, 2005
             AND 2004

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
             -------------------------------------------------------



To the Board of Directors and Shareholders of:
Guangxi Ling Feng Pharmaceutical Company Limited:

We have audited the accompanying balance sheets of Guangxi Ling Feng Pharmaceutical Company Limited (the "Company") as of December 31, 2005 and 2004 and the related statements of income and comprehensive income, changes in shareholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Guangxi Ling Feng Pharmaceutical Company Limited as of December 31, 2005 and 2004 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.



/s/ Weinberg & Company, P.A.


Boca Raton, Florida
June 1, 2006


                            GUANGXI LING FENG PHARMACEUTICAL COMPANY LIMITED
                                             BALANCE SHEETS



                                                 ASSETS
                                                 ------
                                                                         DECEMBER 31,     DECEMBER 31,
                                                                             2005             2004
                                                                         ------------     ------------
CURRENT ASSETS
 Cash and cash equivalents                                               $    473,310     $    452,571
  Restricted cash                                                                  --          144,989
  Accounts receivable, net of allowance for doubtful accounts
    of $1,192,003 and $826,180, respectively                                  241,275        1,850,263
  Inventories, net of provision of $231,017 and $81,457, respectively       2,719,067        2,166,694
  Notes receivable                                                            322,330          266,239
  Marketable securities                                                         2,365            2,379
  Advance to suppliers                                                        240,327          261,932
  Other receivables and prepaid expenses                                      182,015          189,594
  Due from related party                                                      111,521               --
  Due from employees                                                           26,227           32,916
                                                                         ------------     ------------
      Total Current Assets                                                  4,318,437        5,367,577

 Construction in progress                                                     221,400           18,791
  License, net                                                                     --           17,776
  Land use rights, net                                                      3,432,065        3,420,305
  Investment in unconsolidated affiliate                                       74,242           96,659
  Plant and equipment, net                                                  7,310,460        7,579,295
  Deferred tax asset                                                          991,106          871,156
                                                                         ------------     ------------
     TOTAL ASSETS                                                        $ 16,347,710     $ 17,371,559
     ------------                                                        ============     ============

                                 LIABILITIES AND SHAREHOLDERS' EQUITY
                                 ------------------------------------
CURRENT LIABILITIES
 Accounts payable                                                        $  2,548,734     $  3,185,407
 Short-term bank loans                                                      5,328,245        3,564,309
 Other payables and accrued expenses                                          967,093        1,393,178
 Taxes payable                                                                     --            1,563
 Customer deposits                                                          1,519,360        1,734,216
 Notes payable                                                                356,753        1,138,616
 Current portion of long term bank loans                                      619,563          604,120
 Payable to contractors                                                       466,674          886,398
 Due to related party                                                              --          503,570
 Due to employees                                                              37,257               --
                                                                         ------------     ------------
       Total current liabilities                                           11,843,679       13,011,377

  Long term bank loans                                                      1,363,039        1,933,184
  Deferred tax payable                                                        850,989          735,947
                                                                         ------------     ------------
     TOTAL LIABILITIES                                                     14,057,707       15,680,508
     -----------------                                                   ------------     ------------

SHAREHOLDERS' EQUITY
 Paid-in capital                                                            4,164,680        4,164,680
 Accumulated deficit                                                       (1,924,851)      (2,473,632)
 Accumulated other comprehensive income                                        50,174                3
                                                                         ------------     ------------
     Total Shareholders' Equity                                             2,290,003        1,691,051
                                                                         ------------     ------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                               $ 16,347,710     $ 17,371,559
------------------------------------------                               ============     ============

                          See accompanying notes to the financial statements.

                                                   2



                      GUANGXI LING FENG PHARMACEUTICAL COMPANY LIMITED
                       STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
                       FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004


                                                                 2005             2004
                                                             ------------     ------------

REVENUES                                                     $ 10,109,497     $ 12,965,898

COST OF GOODS SOLD                                              3,234,943        4,227,211
                                                             ------------     ------------

GROSS PROFIT                                                    6,874,554        8,738,687

Selling and distribution                                        2,979,013        4,373,873

Advertising                                                       854,860          448,594

General and administrative                                      1,202,623        1,580,634

Depreciation and amortization                                     606,445          457,017

                                                             ------------     ------------

INCOME FROM OPERATIONS                                          1,231,613        1,878,569

GOVERNMENT GRANTS                                                 611,741        1,534,447

INTEREST EXPENSE, NET                                            (531,241)        (227,715)

OTHER EXPENSES, NET                                               (33,232)         (75,630)
                                                             ------------     ------------

INCOME BEFORE INCOME TAXES                                      1,278,881        3,109,671

INCOME TAXES                                                     (466,181)      (1,819,687)
                                                             ------------     ------------

NET INCOME                                                        812,700        1,289,984
                                                             ------------     ------------

OTHER COMPREHENSIVE INCOME (LOSS)

Foreign currency translation gain                                  50,185               25

Unrealized loss on marketable securities                              (14)             (37)
                                                             ------------     ------------
OTHER COMPREHENSIVE INCOME (LOSS) BEFORE TAX                       50,171              (12)

INCOME TAX EXPENSES RELATED TO OTHER COMPREHENSIVE INCOME          (7,761)              --
                                                             ------------     ------------

TOTAL OTHER COMPREHENSIVE INCOME (LOSS), NET OF TAX                42,410              (12)
                                                             ------------     ------------

COMPREHENSIVE INCOME                                         $    855,112     $  1,289,972
--------------------                                         ============     ============


                    See accompanying notes to the financial statements.

                                             3




                          GUANGXI LING FENG PHARMACEUTICAL COMPANY LIMITED
                           STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY
                           FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004



                                                                       Accumulated
                                                                          Other
                                             Paid-in     Accumulated   Comprehensive
                                             Capital       Deficit        Income          Total
                                           -----------   -----------    -----------    -----------


BALANCE AT JANUARY 1, 2004                 $ 4,164,680   $(3,763,616)   $        15    $   401,079

Net income                                          --     1,289,984             --      1,289,984

Unrealized loss on marketable securities            --            --            (37)           (37)

Foreign currency translation gain                   --            --             25             25
                                           -----------   -----------    -----------    -----------


BALANCE AT DECEMBER 31, 2004                 4,164,680    (2,473,632)             3      1,691,051

Net income                                          --       812,700             --        812,700

Dividends declared and paid                         --      (263,919)            --       (263,919)

Unrealized loss on marketable securities            --            --            (14)           (14)

Foreign currency translation gain                   --            --         50,185         50,185
                                           -----------   -----------    -----------    -----------


BALANCE AT DECEMBER 31, 2005               $ 4,164,680   $(1,924,851)   $    50,174    $ 2,290,003
                                           ===========   ===========    ===========    ===========



                        See accompanying notes to the financial statements.

                                                 4



                        GUANGXI LING FENG PHARMACEUTICAL COMPANY LIMITED
                                    STATEMENTS OF CASH FLOWS
                         FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004


                                                                       2005           2004
                                                                    -----------    -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
 Net income                                                         $   812,700    $ 1,289,984
 Adjustments to reconcile net income to net cash provided by operating activities:
    Depreciation and amortization                                       606,445        457,017
    Bad debt provision                                                  346,335        153,522
    Loss from unconsolidated affiliate included in other expenses        24,574             --
    Loss on disposal of equipment                                            --         66,193
    Provision for slow-moving and obsolete inventories                  145,614         81,457
    Deferred tax                                                         (4,908)       162,849

Changes in operating assets and liabilities:
(Increase)/Decrease In:
 Accounts receivable                                                  1,261,082     (1,444,173)
 Inventories                                                           (697,987)     1,141,147
 Advance to suppliers                                                    21,605        784,967
 Other receivables and prepaid expenses                                (153,509)     1,611,273

Increase/(Decrease) In:
 Accounts payable                                                      (636,673)    (1,240,992)
 Other payables and accrued expenses                                   (426,084)    (3,784,493)
 Taxes payable                                                           (1,563)      (103,367)
 Customer deposits                                                     (214,856)     1,734,216
                                                                    -----------    -----------
 Net cash provided by operating activities                            1,082,775        909,600
                                                                    -----------    -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
 Purchase of plant and equipment                                       (324,619)      (859,494)
 Purchase of construction in progress                                  (203,027)    (3,410,256)
 Proceeds from disposition of plant and equipment                       161,086         60,680
 Purchase of a land use right                                                --        (17,524)
 Notes receivable                                                       (56,091)       171,055
 Due from related party                                                (111,521)            --
 Due from employees                                                       6,689        (32,916)
 Purchase of interest in an associate                                        --        (96,659)
                                                                    -----------    -----------
 Net cash used in investing activities                                 (527,483)    (4,185,114)
                                                                    -----------    -----------

CASH FLOWS FROM FINANCING ACTIVITIES
 Repayment to contractors                                              (419,724)            --
 Due to related party                                                  (503,570)       503,570
 Due to employees                                                        37,257             --
 Restricted cash                                                        144,989       (144,989)
 (Repayments of) proceeds from notes payable                           (781,863)     1,138,616
 Proceeds from short-term bank loans                                  5,328,245      3,654,309
 Repayments of short-term bank loans                                 (3,564,309)    (2,621,202)
 Proceeds from long-term bank loans                                          --        120,882
 Repayments of long-term bank loans                                    (554,702)            --
 Dividends paid                                                        (263,919)            --
                                                                    -----------    -----------
 Net cash (used in) provided by financing activities                   (577,596)     2,651,186
                                                                    -----------    -----------

NET DECREASE IN CASH AND CASH EQUIVALENTS                               (22,304)      (624,328)

 Effect of exchange rate changes on cash                                 43,043             64
 Cash and cash equivalents, at beginning of year                        452,571      1,076,835
                                                                    -----------    -----------

CASH AND CASH EQUIVALENTS, END OF YEAR                              $   473,310    $   452,571
                                                                    ===========    ===========



                      See accompanying notes to the financial statements.

                                               5

                GUANGXI LING FENG PHARMACEUTICAL COMPANY LIMITED
                            STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004




                                                        2005             2004
                                                     ----------       ----------
SUPPLEMENTARY CASH FLOW INFORMATION

 1. Interest paid                                    $  532,913       $  338,370
                                                     ----------       ----------

 2. Income taxes paid                                $  611,741       $1,661,055
                                                     ----------       ----------

 3. Assets of $0 and $4,903,408 were transferred from construction in progress to plant and equipment at completion in 2005 and 2004.

 4. $0 and $886,398 of plant and equipment was acquired with payables to contractors in 2005 and 2004.







               See accompanying notes to the financial statements.

                GUANGXI LING FENG PHARMACEUTICAL COMPANY LIMITED
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004
                 ----------------------------------------------


1.   ORGANIZATION AND PRINCIPAL ACTIVITIES

     Guangxi Ling Feng Pharmaceutical Company Limited ("the Company") was incorporated in 1975 as a state owned company under the laws of the People's Republic of China ("PRC") and was reconstructed to a Limited Liability Company in 2000.

     The principal activities of the Company are the manufacture and distribution of plant based pharmaceutical products. The products are distributed to China markets.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     (a)  Economic and Political Risks

          The Company's operations are conducted in the PRC. Accordingly, the Company's business, financial condition and results of operations may be influenced by the political, economic and legal environment in the PRC, and by the general state of the PRC economy.

          The Company's operations in the PRC are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic and legal environment and foreign currency exchange. The Company's results may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances abroad, and rates and methods of taxation, among other things.

     (b)  Land Use Rights

          According to the law of China, the government owns all the land in China. Companies or individuals are authorized to possess and use the land only through land use rights granted by the Chinese government. Land use rights are being amortized using the straight-line method over the lease term of 40 to 50 years.

     (c)  Plant and Equipment

          Plant and equipment are carried at cost less accumulated depreciation. Depreciation is provided over their estimated useful lives, using the straight-line method. Estimated useful lives of the plant and equipment are as follows:

               Building                                     40 years
               Machinery and equipment                      10 years
               Motor vehicles                                5 years
               Office equipment                              5 years

                GUANGXI LING FENG PHARMACEUTICAL COMPANY LIMITED
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004
                 ----------------------------------------------


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     (c)  Plant and Equipment (continued)

          The cost and related accumulated depreciation of assets sold or otherwise retired are eliminated from the accounts and any gain or loss is included in the statement of income. The cost of maintenance and repairs is charged to the statement of income as incurred, whereas significant renewals and betterments are capitalized.

     (d)  Accounting for the Impairment of Long-Lived Assets

          The long-lived assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of assets may not be recoverable. It is reasonably possible that these assets could become impaired as a result of technology or other industry changes. Determination of recoverability of assets to be held and used is by comparing the carrying amount of an asset to future net undiscounted cash flows to be generated by the assets. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.

          There was no impairment of long-lived assets in 2005 and 2004.

     (e)  Construction In Progress

          Construction in progress represents direct costs of construction or acquisition and design fees incurred. Capitalization of these costs ceases and the construction in progress is transferred to plant and equipment when substantially all the activities necessary to prepare the assets for their intended use are completed. No depreciation is provided until it is completed and ready for intended use.

     (f)  Inventories

          Inventories consisting of raw materials, work-in-progress, semi-finished-goods and finished goods are stated at the lower of actual cost or net realizable value. Finished goods are comprised of direct materials, direct labor and an appropriate proportion of overhead.

          Net realizable value is based on estimated selling prices less any further costs expected to be incurred for completion and disposal.

          The Company estimates a provision for slow-moving and obsolete inventories. The provision for the slow-moving and obsolete inventories was $231,017 and $81,457 as of December 31, 2005 and 2004, respectively.

                GUANGXI LING FENG PHARMACEUTICAL COMPANY LIMITED
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004
                 ----------------------------------------------


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     (g)  Accounts Receivable

          Trade receivables are recognized and carried at the original invoice amount less allowance for any uncollectible amounts. An estimate for doubtful accounts is made when collection of the full amount is no longer probable. Bad debts are written off as incurred. The allowance for doubtful accounts was $1,192,003 and $826,180 as of December 31, 2005 and 2004, respectively.

     (h)  Marketable Securities

          The Company's investment in marketable securities consists of an investment in a Chinese open-ended mutual fund that invests in Chinese corporate equity securities. The Company's investment is classified as available-for-sale. In accordance with Statement of Financial Accounting Standards ("SFAS") No. 115, "Accounting for Certain Investments in Debt and Equity Securities", this investment is carried at fair market value and any unrealized gains and losses are included in other comprehensive income, a separate component of shareholders' equity. Realized gains and losses from the sales of marketable securities and declines in value considered to be other than temporary are to be included in other income (expense). For the years ended December 31, 2005 and 2004, there were $14 and $37 unrealized losses recognized as other comprehensive losses from the declines in value, respectively. Also see Note 6.

     (i)  Investment in Unconsolidated Affiliate

          The Company has a 40% investment in Hezhou Qili Color Printing Co., Ltd. in the PRC which has operations in the packing materials industry. The Company accounts for the investment under the equity method. For the years ended December 31, 2005 and 2004, $24,574 and $0 of investment losses were recognized, respectively and are included in other expenses in the statements of income.

     (j)  Research and Development

          Research and development costs are expensed as incurred. Engineers and technical staff are involved in the production of the Company's products as well as on-going research, with no segregation of the portion of their salaries relating to research and development from the portion of their salaries relating to production. The total salaries are included in general and administrative expenses. Other research is performed on a future profit sharing basis conducted by universities and research institutions. The research and development costs were $77,518 and $6,632 for the years ended December 31, 2005 and 2004, respectively and are included in general and administrative expenses in the statements of income.

                GUANGXI LING FENG PHARMACEUTICAL COMPANY LIMITED
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004
                 ----------------------------------------------


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     (k)  Cash and Cash Equivalents

          The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents. The Company does not maintain any bank accounts in the United States of America.

     (l)  Restricted Cash

          Restricted cash at December 31, 2004 represents time deposits on account to secure notes payable. Also see Note 12.

     (m)  Advances to Suppliers

          Advances to suppliers represent the cash paid in advance for purchasing raw materials.

     (n)  License

          The license represents the ownership of new drugs, which is amortized over the certified useful life of five years.

     (o)  Fair Value of Financial Instruments

          The Company's financial instruments include cash and cash equivalents, restricted cash, accounts receivable, notes receivable, advances to suppliers, other receivables and prepaid expenses, due from related parties and employees, tax payable, accounts payable, notes payable, other payables and accrued expenses, short-term bank loans, current portion of long term bank loans, customer deposits, payable to contractors, due to related parties and employees. Management has estimated that the carrying amount approximates their fair value due to their short-term nature. The Company considers the carrying amount of bank loans approximate to their fair value because of their current market rate of interest.

     (p)  Revenue Recognition

          Revenue represents the invoiced value of goods sold recognized upon the delivery of goods to customers. Revenue is recognized when all of the following criteria are met:

          -Persuasive evidence of an arrangement exists, -Delivery has occurred or services have been rendered, -The seller's price to the buyer is fixed or determinable, and -Collectibility is reasonably assured.

                GUANGXI LING FENG PHARMACEUTICAL COMPANY LIMITED
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004
                 ----------------------------------------------


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     (q)  Shipping and Handling

          All shipping and handling costs are expensed as incurred and outbound freight is not billed to customers. Shipping and handling expenses included in selling and distribution expenses were $163,834 and $273,589 for the years ended December 31, 2005 and 2004, respectively.

     (r)  Advertising Costs

          The Company expenses advertising costs as incurred or the first time advertising takes place. Point of sale materials are accounted for as inventory and charged to expense as utilized. Advertising costs were $854,860 and $448,594 for the years ended December 31, 2005 and 2004, respectively.

     (s)  Government Grants

          Grants received from PRC government to assist the Company's development are recognized as income at receipt. During 2005 and 2004, $611,741 and $1,534,447 was received and recognized as government grant income.

     (t)  Foreign Currency Translation

          The accompanying financial statements are presented in United States dollars. The functional currency of the Company is the Renminbi (RMB). Capital accounts of the consolidated financial statements are translated into United States dollars from RMB at their historical exchange rates when the capital transactions occurred. Assets and liabilities are translated at the exchange rates as of balance sheet date. Income and expenditures are translated at the average exchange rate of the year.

                                                            2005         2004
                                                         ----------   ----------
          Year end RMB : US$ exchange rate                 8.0702       8.2765
          Average yearly RMB : US$ exchange rate           8.1734       8.2766

          The RMB is not freely convertible into foreign currency and all foreign exchange transactions must take place through authorized institutions. No representation is made that the RMB amounts could have been, or could be, converted into US dollars at the rates used in translation

     (u)  Retirement Benefits

          Retirement benefits in the form of contributions under defined contribution retirement plans to the relevant authorities are charged to the statements of income as incurred. The retirement benefit expenses for 2005 and 2004 were $121,559 and $167,554, respectively and were included in general and administrative expenses.

                GUANGXI LING FENG PHARMACEUTICAL COMPANY LIMITED
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004
                 ----------------------------------------------


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     (v)  Use of Estimates

          The preparation of the financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Management makes these estimates using the best information available at the time the estimates are made; however actual results could differ materially from those estimates.

     (w)  Comprehensive Income

          Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, all items that are required to be recognized under current accounting standards as components of comprehensive income are required to be reported in a financial statement that is presented with the same prominence as other financial statements. The Company's other comprehensive income is the foreign currency translation adjustment and the unrealized loss on marketable securities.

     (x)  Segments

          The Company operates in one business segment, the manufacture and distribution of plant based pharmaceutical products.

                GUANGXI LING FENG PHARMACEUTICAL COMPANY LIMITED
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004
                 ----------------------------------------------


3.   NOTES RECEIVABLE

     Notes receivable at December 31, 2005 and 2004 consist of the following:

                                                             2005         2004
                                                           --------     --------
     Bank acceptance notes:

     Due June 30, 2006                                     $216,857     $     --
     Due June 19, 2006                                       45,947           --
     Due May 30, 2006 (subsequently settled)                 59,526           --
     Due June 30, 2005 (subsequently settled)                    --       45,923
     Due April 30, 2005 (subsequently settled)                   --       47,846
     Due March 24, 2005 (subsequently settled)                   --        4,309
                                                           --------     --------
     Subtotal                                               322,330       98,078
                                                           --------     --------

     Note receivable from unrelated company with annum interest rate of 6.7944%:

     Due January 23, 2005                                        --      168,161
                                                           --------     --------

     Total                                                 $322,330     $266,239
                                                           ========     ========

     All the bank acceptance notes were interest free.

     Note receivable from unrelated company was unsecured and $0 and $9,949 interest income was recognized in 2005 and 2004, respectively.


4.   DUE FROM/TO RELATED PARTIES

     (I)  Due From Related Party

         RELATED PARTY            RELATIONSHIP                    2005         2004
         -------------            ------------                    ----         ----

         Hezhou Qili Color
         Printing Co., Ltd.       Unconsolidated affiliate      $ 111,521   $      --
                                                                =========   =========

     (II) Due To Related Party

         RELATED PARTY            RELATIONSHIP                    2005         2004
         -------------            ------------                    ----         ----

         Hezhou International     Company owned by shareholder,
         Hotel                    Yu Xiaosheng                  $      --   $ 503,570
                                                                =========   =========

     All the amounts due from/to related parties are unsecured, interest free, and have no fixed repayment terms.

     For years 2005 and 2004, $258,044 and $377,838, respectively of advertising expenses were paid to Harbin Xiao Sheng Advertising Group, an entity owned by shareholder, Yu Xiaosheng.

                GUANGXI LING FENG PHARMACEUTICAL COMPANY LIMITED
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004
                 ----------------------------------------------


4.   DUE FROM/TO RELATED PARTIES (CONTINUED)

     (III) Due From/To Employees

     All the amounts due from/to employees are unsecured, interest free, and have no fixed repayment terms.

5.   INVENTORIES

     Inventories consist of the following as of December 31, 2005 and 2004:

                                                        2005           2004
                                                     -----------    -----------

     Raw materials                                   $   998,487    $   731,599
     Work in progress                                    163,394        166,677
     Semi finished goods                               1,006,350        556,628
     Finished goods                                      781,853        793,247
                                                     -----------    -----------
                                                       2,950,084      2,248,151

     Less: Provision for obsolete and slow-moving
        inventories                                     (231,017)       (81,457)

                                                     -----------    -----------
     Inventories, net                                $ 2,719,067    $ 2,166,694
                                                     ===========    ===========

6.   MARKETABLE SECURITIES

     The Company purchased shares in an investment fund at a cost of $2,416 on November 2002. The fair market value of the fund as of December 31, 2005 and 2004 was $2,365 and $2,379, respectively. The difference between the market value and the cost was recognized as other comprehensive losses of $14 and $37, respectively, and was included as a separate component of shareholders' equity. The securities are classified as available-for-sale.

7.   LICENSE

                                                        2005           2004
                                                     -----------    -----------

     Cost of licensing agreement                     $    99,440    $    99,440
     Less: Accumulated amortization                      (99,440)       (81,664)
                                                     -----------    -----------
     License, net                                    $        --    $    17,776
                                                     ===========    ===========

     Amortization expense for the years ended 2005 and 2004 was $17,776 and $19,392, respectively.

                GUANGXI LING FENG PHARMACEUTICAL COMPANY LIMITED
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004
                 ----------------------------------------------


8.   LAND USE RIGHTS

                                                        2005           2004
                                                     -----------    -----------

     Cost of land use rights                         $ 3,772,821    $ 3,686,343
     Less: Accumulated amortization                     (340,756)      (266,038)
                                                     -----------    -----------
     Land use rights, net                            $ 3,432,065    $ 3,420,305
                                                     ===========    ===========

     Amortization expense for the years ended 2005 and 2004 was $74,718 and $73,554, respectively. Amortization expense for the next five years and thereafter is as follows:

             2006                                            $    74,718
             2007                                                 74,718
             2008                                                 74,718
             2009                                                 74,718
             2010                                                 74,718
             Thereafter                                        3,058,475
                                                             -----------
             Total                                           $ 3,432,065
                                                             ===========

     Land use rights with net book values of $3,045,865 and $3,035,478 were pledged for bank loans as of December 31, 2005 and 2004, respectively. Also see Notes 11 and 13.

     A land use right with net book value of $802,480 and $799,898 is registered in the name of Wuzhou Pharmaceuticals, the former official name of the Company before reform in 2000, as of December 31, 2005 and 2004, respectively. Currently, the Company is in the process of transferring the legal titles of the land use right to the Company. Such transfer procedures are expected to be completed in 2006.

     The application for the certificates of land use rights with net book value of $96,353 and $95,911 as of December 31, 2005 and 2004, respectively, was in process.

     According to the legal representation from a PRC attorney, the above land use rights were owned by the Company as of December 31, 2005 and 2004 in substance.

9.   PLANT AND EQUIPMENT

     Plant and equipment consist of the following as of December 31, 2005 and 2004:

                                                        2005           2004
                                                     -----------    -----------
     At cost:
       Buildings                                     $ 5,240,623    $ 5,109,995
       Machinery and equipment                         3,932,149      3,784,956
       Motor vehicles                                    190,166        233,901
       Office equipment                                  222,683        215,937
                                                     -----------    -----------
                                                     $ 9,585,621    $ 9,344,789
                                                     -----------    -----------
                                       15

                GUANGXI LING FENG PHARMACEUTICAL COMPANY LIMITED
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004
                 ----------------------------------------------


9.   PLANT AND EQUIPMENT (CONTINUED)

                                                        2005           2004
                                                     -----------    -----------
       Less: Accumulated depreciation
     Buildings                                          (664,195)      (519,889)
     Machinery and equipment                          (1,374,771)    (1,041,717)
     Motor vehicles                                     (117,153)      (127,631)
     Office equipment                                   (119,042)       (76,257)
                                                     -----------    -----------
                                                      (2,275,161)    (1,765,494)
                                                     -----------    -----------
     Plant and equipment, net                        $ 7,310,460    $ 7,579,295
                                                     ===========    ===========

     Depreciation expense for the years ended 2005 and 2004 were $513,727 and $364,071, respectively.

     The motor vehicles of $48,365 and $68,535 were purchased from unrelated companies and individual and the titles to such vehicles were in the name of sellers as of December 31, 2005 and 2004 respectively. The transfer of the title is still in progress. According to legal representation from a PRC attorney, the above motor vehicles were owned by the Company as of December 31, 2005 and 2004 in substance. Currently, the Company is in the process of transferring the legal titles of the motor vehicles to the Company. Such transfer procedures are expected to be completed in 2006.

     Buildings with net book values of $1,252,786 and $668,861 were pledged for bank loans as of December 31, 2005 and 2004, respectively. Also see Notes 11 and 13.

     Buildings of $95,185 and $97,801 were registered in the name of Wuzhou Pharmaceuticals, the former official name of the Company before reform in 2000, as of December 31, 2005 and 2004, respectively. Currently, the Company is in the process of transferring the legal titles of the buildings to the Company. Such transfer procedures are expected to be completed in 2006.

     For the years ended December 31, 2005 and 2004, $0 and $52,118 of interest expense was capitalized as part of the cost of plant and equipment, and $4,525 and $1,068 of interest expense was capitalized as part of the cost of construction in progress, respectively.


10.  INCOME TAXES

     (a)  Corporation Income Tax ("CIT")

          The Company accounts for income tax using an asset and liability approach. Under the asset and liability approach, deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is provided for deferred tax assets if it is more likely than not these items will either expire before the Company is able to realize their benefits, or that future realization is uncertain.

                GUANGXI LING FENG PHARMACEUTICAL COMPANY LIMITED
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004
                 ----------------------------------------------


10.  INCOME TAXES (CONTINUED)

     In accordance with the relevant tax laws and regulations of PRC, the corporation income tax rate applicable was 15%.

     The Company's tax expense differs from the "expected" tax expense for the years ended December 31, 2005 and 2004:

                                                        2005           2004
                                                    ------------   ------------

     Computed "expected" expense                    $    191,832   $    466,451
     Permanent difference                                274,349      1,353,236
                                                    ------------   ------------
     Income tax expense                             $    466,181   $  1,819,687
                                                    ============   ============

     The provisions for income taxes for each of the two years ended December 31 are summarized as follows:

                                                        2005           2004
                                                    ------------   ------------

     Current                                        $    449,123   $  1,656,838
     Deferred                                             17,058        162,849
                                                    ------------   ------------
                                                    $    466,181   $  1,819,687
                                                    ============   ============

         The tax effects of temporary differences that give rise to the Company's net deferred tax assets as of December 31, 2005 and 2004 are as follows:

                                                        2005           2004
                                                    ------------   ------------
         Deferred tax assets:
         Allowance on doubtful accounts             $    181,478   $    126,537
         Amortization                                     41,866         27,307
         Depreciation                                     36,549         15,660
         Other expenses not yet deducted for
          tax purposes
                                                         696,560        689,433
         Inventory provision                              34,653         12,219
                                                    ------------   ------------
         Total deferred tax assets                       991,106        871,156
         Valuation allowance                                  --             --
                                                    ------------   ------------
         Deferred tax assets                             991,106        871,156
                                                    ------------   ------------

         Deferred tax liabilities:
         Welfare expense                                  20,770         11,006
         Government grants                               787,742        677,489
         Other income not yet taxable for
           tax purposes                                   42,477         47,452
                                                    ------------   ------------
         Total deferred tax liabilities                  850,989        735,947
                                                    ------------   ------------
         Net deferred tax assets                   $    140,117   $    135,209
                                                    ============   ============

                GUANGXI LING FENG PHARMACEUTICAL COMPANY LIMITED
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004
                 ----------------------------------------------


10.  INCOME TAXES (CONTINUED)

     (b)  Value Added Tax ("VAT")

          In accordance with the relevant taxation laws in the PRC, the VAT rate for export sales is 0% and for domestic sales is 17%. VAT is levied at 17% on the invoiced value of sales and is payable by the purchaser. The Company is required to remit the VAT it collects to the tax authority, but may deduct there-from the VAT it has paid on eligible purchases.

          The VAT payable balance of $135,228 and $318,667 at December 31, 2005 and 2004, respectively are included in other payables and accrued expenses in the accompanying balance sheets.


11.  SHORT-TERM BANK LOANS

     Short-term bank loans are summarized as follows:

                                                                   DECEMBER 31,   DECEMBER 31,
                                                                      2005           2004
                                                                   ------------   ------------
     Loans from ICBC, Hezhou Branch, interest rate
     at 7.254% per annum, secured by plant and equipment
     and land use rights owned by the Company. Also see
     Notes 8 and 9.
        Due January 13, 2006                                       $    669,128   $         --
        Due March 23, 2006                                              557,607             --
        Due April 24, 2006                                              557,607             --
        Due August 10, 2006                                             446,087             --

     Loans from ICBC, Hezhou Branch, interest rate at
     5.841% per annum, secured by plant and equipment
     and land use rights owned by the Company. Also
     see Notes 8 and 9.
         Due March 4, 2005                                                   --        604,120
         Due April 15, 2005                                                  --        543,708
         Due August 17, 2005                                                 --        483,297

     Loan from ICBC, Hezhou Branch, interest rate at
     6.7968% per annum, secured by plant and equipment
     and land use rights owned by the Company. Also see
     Notes 8 and 9.
         Due August 10, 2005                                                 --        724,944
                                                                   ------------   ------------
                                                                      2,230,429      2,356,069

                                       18

                GUANGXI LING FENG PHARMACEUTICAL COMPANY LIMITED
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004
                 ----------------------------------------------


11. SHORT-TERM BANK LOANS (CONTINUED)
                                                                   DECEMBER 31,   DECEMBER 31,
                                                                      2005           2004
                                                                   ------------   ------------

     Loan from Agriculture Bank, Hezhou Branch,
     interest rate at 6.138% per annum, guaranteed
     by Guangxi Aoqili Co., Ltd.
         Due February 6, 2006                                         1,239,127             --

     Loan from Agriculture Bank, Hezhou Branch, interest
     rate at 6.138% per annum, secured by plant and equipment
     and land use rights owned by the Company. Also see
     Notes 8 and 9.
         Due March 18, 2006                                             619,563             --
         Due March 29, 2006                                             619,563             --
         Due June 3, 2006                                               619,563             --
         Due May 27, 2005                                                    --      1,208,240
                                                                   ------------   ------------
                                                                      3,097,816      1,208,240
                                                                   ------------   ------------
                                                                   $  5,328,245   $  3,564,309
                                                                   ============   ============


     All of the short-term bank loans due in 2004 and 2005 were paid on their due dates. All of the short-term bank loans due in 2006 were either paid or renewed on their due dates. Interest expense, which was paid quarterly, was $330,959 and $147,321 in 2005 and 2004, respectively and is included in interest expense, net.

     The short-term bank loan from Agriculture Bank in the amount of $1,239,127 was guaranteed by Guangxi Aoqili Co., Ltd., a company affiliated with the Company through common ownership.


12.  NOTES PAYABLE

     Restricted cash of $0 and $144,989 is held as collateral for the following notes payable at December 31, 2005 and 2004:

                                                        2005           2004
                                                    ------------   ------------

     Due March 14, 2005 (subsequently repaid
       on its due date)                             $         --   $    724,944
     Due on demand                                       293,735        267,565
     Due on demand                                        63,018        146,107
                                                    ------------   ------------
                                                    $    356,753   $  1,138,616
                                                    ============   ============

     Interest paid for notes payable to unrelated companies was $23,407 and $23,115 in 2005 and 2004, respectively and is included in interest expense, net. All the notes payable are subject to bank charges of 0.05% of the principal as a commission on each loan transaction. Bank charges for notes payable were $386 and $362 in 2005 and 2004, respectively.

                GUANGXI LING FENG PHARMACEUTICAL COMPANY LIMITED
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004
                 ----------------------------------------------

13.  LONG-TERM BANK LOANS

                                                    DECEMBER 31,    DECEMBER 31,
                                                       2005            2004
                                                    ------------   ------------

     CURRENT PORTION

     Loans from ICBC, Hezhou Branch, interest rate
     at 6.138% per annum, guaranteed by Guangxi
     Aoqili Co., Ltd.
        Due September 12, 2006                      $    619,563   $    604,120
                                                    ------------   ------------

     LONG-TERM PORTION

     Loans from ICBC, Hezhou Branch, interest rate
     at 6.138% per annum, guaranteed by Guangxi
     Aoqili Co., Ltd.
        Due September 11, 2007                         1,239,126      1,812,360

     LONG-TERM PORTION

     Loan from Agriculture Bank, Hezhou Branch,
     interest rate at 3% per annum, secured by the
     plant and equipment and land use rights owned
     by the Company. Also see Notes 9 and 10.
        Due December 30, 2007                       $    123,913   $    120,824
                                                    ------------   ------------
                                                       1,363,039      1,933,184
                                                    ------------   ------------
     TOTAL                                          $  1,982,602   $  2,537,304
                                                    ============   ============

     Interest expense, which was paid quarterly, was $144,529 and $150,814 in 2005 and 2004, respectively and was included in interest expense, net.

     The long-term bank loan from ICBC in the amount of $1,858,689 was guaranteed by Guangxi Aoqili Co., Ltd., a company affiliated with the Company through common ownership.

     Payment of long-term bank loans until maturity for the next two years is as follows:

             2006                                           $     619,563
             2007                                               1,363,039
                                                            -------------
             Total                                          $   1,982,602
                                                            =============

                GUANGXI LING FENG PHARMACEUTICAL COMPANY LIMITED
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004
                 ----------------------------------------------


14.  PAID-IN CAPITAL

     The paid-in capital of the Company is as follows:

                                               DECEMBER 31, 2005           DECEMBER 31, 2004
    NAME OF SHAREHOLDER                      AMOUNT            %           AMOUNT          %
    -----------------------------------   -------------   ---------     ------------   ---------

    Harbin Xiao Sheng Advertising Group   $   1,435,303       34%       $   1,435,303      34%
    Yu xiaosheng                              1,196,086       29%           1,196,086      29%
    Jiang hui                                   845,716       20%             845,716      20%
    Li jinhua                                   346,865        9%             346,865       9%
    Individual employees                        340,710        8%             340,710       8%
                                          -------------   ---------     -------------   ---------
                                          $   4,164,680      100%       $   4,164,680     100%
                                          =============   =========     =============   =========
     Also see Note 16.

15.  COMMITMENTS AND CONTINGENCIES

     Capital Commitment
     ------------------

     The Company entered into an unconditional purchase commitment during 2005 for construction. The future obligations of the Company under this commitment are as follows:

     2006                                                      $   139,636
     Thereafter                                                         --
                                                               -----------
     Total                                                     $   139,636
                                                               ===========

     Lease Commitment
     ----------------

     As of December 31, 2005, the Company had remaining outstanding commitments with respect to its non-cancellable operating lease for its office in Beijing of $4,411 to be paid in 2006.

     Rental expense for the year ended December 31, 2005 and 2004 was $52,932 and $51,065, respectively.

     Research and Development Agreements
     -----------------------------------

     On October 31, 2005, Nanning Ke Ju Medical Research Institute and the Company entered into agreements for internal testing and preparation of the technical material to be reported to the State Drug Administration. The aggregate amount for the testing is $109,043 and as of December 31, 2005, the remaining commitment for the Company was $45,495.

                GUANGXI LING FENG PHARMACEUTICAL COMPANY LIMITED
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004
                 ----------------------------------------------


16.  SUBSEQUENT EVENTS

     On February 19, 2006, all the shareholders of the Company agreed to transfer their interests to Mr. Yu Xiaosheng for consideration of $707,554. After the share transfer, Mr. Yu Xiaosheng owned 100% interest in the Company.

     On April 18, 2006, the Company's shareholder reached an agreement with American Oriental Bioengineering Inc. ("AOBO") to complete an acquisition transaction. Pursuant to the agreement, in consideration for all the outstanding capital stock of the Company, the sole stockholder of the Company is entitled to receive from American Oriental Bioengineering Inc. an aggregate purchase price equal to 2.5 times of the Company's total revenues for the year ended December 31, 2005, consisting of 1.2 million shares of the AOBO's common stock, par value $0.001 per share, or approximately 1.9% of the outstanding common stock of AOBO as of April 24, 2006, and cash in the amount of approximately $20 million.

                GUANGXI LING FENG PHARMACEUTICAL COMPANY LIMITED
                         CONDENSED FINANCIAL STATEMENTS
                 FOR THREE MONTHS ENDED MARCH 31, 2006 AND 2005

                                    CONTENTS


PAGE 1 CONDENSED BALANCE SHEETS AS OF MARCH 31, 2006 (UNAUDITED) AND DECEMBER 31, 2005

PAGE 2       CONDENSED STATEMENTS OF INCOME (LOSS) AND COMPREHENSIVE INCOME
             (LOSS) FOR THREE MONTHS ENDED MARCH 31, 2006 AND 2005 (UNAUDITED)

PAGE 3 CONDENSED STATEMENTS OF CASH FLOWS FOR THREE MONTHS ENDED MARCH 31, 2006 AND 2005 (UNAUDITED)

PAGE 4-10    NOTES TO CONDENSED FINANCIAL STATEMENTS FOR THREE MONTHS ENDED
             MARCH 31, 2006 AND 2005 (UNAUDITED)



                           GUANGXI LING FENG PHARMACEUTICAL COMPANY LIMITED
                                       CONDENSED BALANCE SHEETS




                                                ASSETS
                                                ------
                                                                          MARCH 31,      DECEMBER 31,
                                                                             2006           2005
                                                                         ------------    ------------
CURRENT ASSETS                                                           (UNAUDITED)

 Cash and cash equivalents                                               $    787,360    $    473,310
  Accounts receivable, net of allowance for doubtful accounts
    of $1,213,713 and $1,192,003, respectively                                215,143         241,275
  Inventories, net of provision of $182,869 and $231,017, respectively      2,444,495       2,719,067
  Notes receivable                                                            597,568         322,330
  Marketable securities                                                         2,768           2,365
  Advance to suppliers                                                        244,350         240,327
  Other receivables and prepaid expenses                                      195,534         182,015
  Due from related parties                                                    112,261         111,521
  Due from employees                                                           37,053          26,227
                                                                         ------------    ------------
      Total Current Assets                                                  4,636,532       4,318,437

 Construction in progress                                                     323,222         221,400
  Land use rights, net                                                      3,435,796       3,432,065
  Investment in an unconsolidated affiliate                                    64,373          74,242
  Plant and equipment, net                                                  7,350,318       7,310,460
  Deferred tax asset                                                        1,027,735         991,106
                                                                         ------------    ------------
     TOTAL ASSETS                                                          16,837,976      16,347,710
     ------------                                                        ============    ============

                                LIABILITIES AND SHAREHOLDERS' EQUITY
                                ------------------------------------
CURRENT LIABILITIES
 Accounts payable                                                           2,290,818       2,548,734
 Short-term bank loans                                                      4,128,726       5,328,245
 Other payable and accrued expenses                                           902,002         967,093
 Customer deposits                                                          1,357,219       1,519,360
 Notes payables                                                             1,986,639         356,753
 Current portion of long term bank loans                                      623,675         619,563
 Payable to contractors                                                       449,931         466,674
 Due to related parties                                                       571,857              --
 Due to employees                                                              43,082          37,257
                                                                         ------------    ------------
       Total current liabilities                                           12,353,949      11,843,679

  Long term bank loans                                                      1,372,084       1,363,039
  Deferred tax payable                                                        868,210         850,989
                                                                         ------------    ------------
     TOTAL LIABILITIES                                                     14,594,243      14,057,707
     -----------------                                                   ------------    ------------

STOCKHOLDERS' EQUITY
 Paid-in capital                                                            4,164,680       4,164,680
 Accumulated deficit                                                       (1,986,500)     (1,924,851)
 Accumulated other comprehensive income                                        65,553          50,174
                                                                         ------------    ------------
     Total Shareholders' Equity                                             2,243,733       2,290,003
                                                                         ------------    ------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                               $ 16,837,976    $ 16,347,710
------------------------------------------                               ============    ============

                     See accompanying notes to the condensed financial statements

                                                   1



                       GUANGXI LING FENG PHARMACEUTICAL COMPANY LIMITED
             CONDENSED STATEMENTS OF INCOME (LOSS) AND COMPREHENSIVE INCOME (LOSS)
                                          (UNAUDITED)



                                                                   THREE MONTHS ENDED MARCH 31,
                                                                   --------------------------
                                                                      2006           2005
                                                                   -----------    -----------

REVENUES                                                           $ 2,692,403    $ 2,511,707

COST OF GOODS SOLD                                                   1,026,101        847,913
                                                                   -----------    -----------

GROSS PROFIT                                                         1,666,302      1,663,794

Selling and distribution                                             1,002,948        951,277

Advertising                                                             11,658         14,185

General and administrative                                             401,675        335,763

Depreciation and amortization                                          147,622        149,533
                                                                   -----------    -----------

INCOME FROM OPERATIONS                                                 102,399        213,036

GOVERNMENT GRANTS                                                      111,890             --

INTEREST EXPENSES, NET                                                (109,075)      (127,432)

OTHER EXPENSES, NET                                                    (21,376)       (22,295)
                                                                   -----------    -----------

INCOME BEFORE INCOME TAXES                                              83,838         63,309

INCOME TAXES                                                          (145,487)       (12,980)
                                                                   -----------    -----------

NET INCOME (LOSS)                                                      (61,649)        50,329
                                                                   -----------    -----------

OTHER COMPREHENSIVE INCOME

Foreign Currency Translation Gain                                       65,280             40

Unrealized Loss On Marketable Securities                                   273            (99)
                                                                   -----------    -----------
OTHER COMPREHENSIVE INCOME (LOSS) BEFORE TAX                            65,553            (59)

INCOME TAX EXPENSES RELATED TO OTHER COMPREHENSIVE INCOME (LOSS)        (9,833)            --
                                                                   -----------    -----------

TOTAL OTHER COMPREHENSIVE INCOME (LOSS), NET OF TAX                     55,720            (59)
                                                                   -----------    -----------

COMPREHENSIVE INCOME (LOSS)                                        $    (5,929)   $    50,270
---------------------------                                        ===========    ===========


                 See accompanying notes to the condensed financial statements

                                               2




                        GUANGXI LING FENG PHARMACEUTICAL COMPANY LIMITED
                               CONDENSED STATEMENTS OF CASH FLOWS
                                           (UNAUDITED)


                                                                    THREE MONTHS ENDED MARCH 31,
                                                                     --------------------------
                                                                        2006            2005
                                                                     -----------    -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
 Net income (loss)                                                   $   (61,649)   $    50,270
 Adjustments to reconcile net income to net cash
   (used in) provided by operating activities:
     Depreciation and amortization                                       147,622        149,897
     Bad debt provision                                                   13,756        123,141
     Loss from unconsolidated affiliate included in other expenses         9,868             --
     Deferred tax                                                        (19,409)       (13,875)

Changes in operating assets and liabilities:
(Increase)/Decrease In:
 Accounts receivable                                                      12,378         62,321
 Inventories                                                             274,572       (320,828)
 Advance to suppliers                                                     (4,023)         2,145
 Other receivables and prepaid expenses                                   11,500         62,673

Increase/(Decrease) In:
 Accounts payable                                                       (257,916)       161,799
 Other payables and accrued expenses                                     (65,091)      (178,371)
 Taxes payable                                                           (25,017)        26,914
 Customer deposits                                                      (162,141)       187,612
                                                                     -----------    -----------
 Net cash (used in) provided by operating activities                    (125,550)       313,698
                                                                     -----------    -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
 Purchase of plant and equipment                                        (116,859)       (34,174)
 Purchase of construction in progress                                   (100,354)        (5,100)
 Payable to contractors                                                  (16,743)      (180,214)
 Notes receivable                                                       (275,238)       (46,125)
 Due from related party                                                     (740)       184,814
 Due from employees                                                      (10,826)         3,555
                                                                     -----------    -----------
 Net cash used in investing activities                                  (520,760)       (77,244)
                                                                     -----------    -----------

CASH FLOWS FROM FINANCING ACTIVITIES
 Due to related party                                                    571,857       (503,570)
 Due to employees                                                          5,825          8,932
 Restricted cash                                                              --        (96,659)
 Proceeds from notes payable                                           1,629,886        488,864
 Proceeds from short-term bank loans                                   2,494,699      3,008,518
 Repayments of short-term bank loans                                  (3,729,575)    (1,268,652)
 Dividends paid                                                               --       (260,631)
                                                                     -----------    -----------
 Net cash provided by financing activities                               972,692      1,476,802
                                                                     -----------    -----------

NET DECREASE IN CASH AND CASH EQUIVALENTS                                326,382      1,613,256

 Effect of exchange rate changes on cash                                 (12,332)            --
 Cash and cash equivalents, at beginning of year                         473,310        452,571
                                                                     -----------    -----------

CASH AND CASH EQUIVALENTS, END OF YEAR                               $   787,360    $ 2,065,827
                                                                     ===========    ===========




                  See accompanying notes to the condensed financial statements

                                                3

                GUANGXI LING FENG PHARMACEUTICAL COMPANY LIMITED
                     NOTES TO CONDENSED FINANCIAL STATEMENTS
               FOR THE THREE MONTHS ENDED MARCH 31, 2006 AND 2005
                                   (UNAUDITED)


1.   Principal Activities and Basis of Presentation

     Guangxi Ling Feng Pharmaceutical Company Limited ("the Company") was incorporated in 1975 as a state owned company under the laws of the People's Republic of China ("PRC") and was reconstructed to a Limited Liability Company in 2000. The principal activities of the Company are the manufacture and distribution of plant based pharmaceutical products. The products are distributed to China markets.

     The unaudited condensed financial statements of the Company have been prepared in accordance with generally accepted accounting principles of interim financial information. Accordingly, they do not include all the information and footnotes required by accounting principles generally accepted in the United States of America for annual financial statements. However, the information included in these interim financial statements reflect all adjustments (consisting solely of normal recurring adjustments) which are, in the opinion of management, necessary for the fair presentation of the consolidated financial position and the consolidated results of operations. Results shown for interim periods are not necessarily indicative of the results to be obtained for the full year. The condensed consolidated balance sheet information as of December 31, 2005 was derived from the audited consolidated financial statements.

2.   Use of Estimates

     The preparation of the financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Management makes these estimates using the best information available at the time the estimates are made; however actual results could differ materially from those estimates.

3.   Foreign Currency Translation

     The accompanying financial statements are presented in United States dollars. The functional currency of the Company is the Renminbi (RMB). Capital accounts of the consolidated financial statements are translated into United States dollars from RMB at their historical exchange rates when the capital transactions occurred. Assets and liabilities are translated at the exchange rates as of balance sheet date. Income and expenditures are translated at the average exchange rate of the year.

                GUANGXI LING FENG PHARMACEUTICAL COMPANY LIMITED
                     NOTES TO CONDENSED FINANCIAL STATEMENTS
               FOR THE THREE MONTHS ENDED MARCH 31, 2006 AND 2005
                                   (UNAUDITED)

                                                      March 31,     December 31,
                                                        2006           2005
                                                     ------------   ------------
     Period end RMB : US$ exchange rate                8.0170          8.2765
     Average yearly RMB : US$ exchange rate            8.0436          8.2765

     The RMB is not freely convertible into foreign currency and all foreign exchange transactions must take place through authorized institutions. No representation is made that the RMB amounts could have been, or could be, converted into US dollars at the rates used in translation

4.   Fair Value of Financial Instruments

     The Company's financial instruments include cash and cash equivalents, restricted cash, accounts receivable, notes receivable, advances to suppliers, marketable securities, other receivables and prepaid expenses, due from related parties and employees, tax payable, accounts payable, notes payable, other payables and accrued expenses, short-term bank loans, current portion of long term bank loans, customer deposits, payable to contractors, due to related parties and employees. Management has estimated that the carrying amount approximates their fair value due to their short-term nature. The Company considers the carrying amount of bank loans approximate to their fair value because of their current market rate of interest.

5.   DUE FROM/TO RELATED PARTIES

     (I)  Due From Related Party

         RELATED PARTY            RELATIONSHIP                 3/31/2006    12/31/2005
         -------------            ------------                 ----------   ----------

         Hezhou Qi Li Color
         Printing Co., Ltd.       Unconsolidated affiliate     $  112,261   $  111,521
                                                               ==========   ==========

     (II) Due To Related Party

         RELATED PARTY            RELATIONSHIP                 3/31/2006    12/31/2005
         -------------            ------------                 ----------   ----------
         Hezhou International     Company owned by shareholder,
         Hotel                    Yu Xiaosheng                 $  571,857   $       --
                                                               ==========   ==========


     All the amounts due from/to related parties are unsecured, interest free, and have no fixed repayment terms.

                GUANGXI LING FENG PHARMACEUTICAL COMPANY LIMITED
                     NOTES TO CONDENSED FINANCIAL STATEMENTS
               FOR THE THREE MONTHS ENDED MARCH 31, 2006 AND 2005
                                   (UNAUDITED)


6.   INVENTORIES

     Inventories consist of the following as of March 31, 2006 and December 31, 2005:

                                                     3/31/2006      12/31/2005
                                                    ------------   ------------
     Raw materials                                  $    966,508   $    998,487
     Work in progress                                    184,392        163,394
     Semi finished goods                                 915,230      1,006,350
     Finished goods                                      561,234        781,853
                                                    ------------   ------------
                                                       2,627,364      2,950,084

     Less: Provision for obsolete and
       slow-moving inventories                          (182,869)      (231,017)
                                                    ------------   ------------
     Inventories, net                               $  2,444,495   $  2,719,067
                                                    ============   ============

7.   LAND USE RIGHTS

                                                     3/31/2006      12/31/2005
                                                    ------------   ------------

     Cost of land use rights                        $  3,802,244   $  3,772,821
     Less: Accumulated amortization                     (366,448)      (340,756)
                                                    ------------   ------------
     Land use rights, net                           $  3,435,796   $  3,432,065
                                                    ============   ============

     Amortization expense for the three months ended March 31, 2006 and 2005 were $18,981 and $18,447, respectively.

8.   PLANT AND EQUIPMENT

     Plant and equipment consist of the following as of March 31, 2006 and December 31, 2005:

                                                     3/31/2006      12/31/2005
                                                    ------------   ------------
     At cost:
       Buildings                                    $  5,279,141   $  5,240,623
       Machinery and equipment                         4,074,916      3,932,149
       Motor vehicles                                    191,428        190,166
       Office equipment                                  224,160        222,683
                                                    ------------   ------------
                                                       9,769,645      9,585,621
                                                    ------------   ------------
       Less : Accumulated depreciation
         Buildings                                      (701,581)      (664,195)
         Machinery and equipment                      (1,462,864)    (1,374,771)
         Motor vehicles                                 (124,799)      (117,153)
         Office equipment                               (130,083)      (119,042)
                                                    ------------   ------------
                                                      (2,419,327)    (2,275,161)
                                                    ------------   ------------

     Plant and equipment, net                       $  7,350,318   $  7,310,460
                                                    ============   ============

     Depreciation expense for the three months March 31, 2006 and 2005 were $128,641 and $126,602, respectively.

                GUANGXI LING FENG PHARMACEUTICAL COMPANY LIMITED
                     NOTES TO CONDENSED FINANCIAL STATEMENTS
               FOR THE THREE MONTHS ENDED MARCH 31, 2006 AND 2005
                                   (UNAUDITED)


9. SHORT-TERM BANK LOANS

     Short-term bank loans are summarized as follows:

                                                      MARCH 31,    DECEMBER 31,
                                                       2006            2005
                                                    ------------   ------------

     Loans from ICBC, Hezhou Branch, interest
     rate at 7.254% per annum, secured by plant
     and equipment and land use rights owned by
     the Company.
        Due January 13, 2006                        $         --   $    669,128
        Due March 23, 2006                                    --        557,607
        Due April 24, 2006                               561,307        557,607
        Due August 10, 2006                              449,045        446,087
                                                    ------------   ------------
                                                       1,010,352      2,230,429
                                                    ------------   ------------
     Loan from Agriculture Bank, Hezhou Branch,
     interest rate range from 6.138% to 6.690%
     per annum, guaranteed by Guangxi Aoqili Co.,
     Ltd.
        Due February 6, 2006 (6.138%)                         --      1,239,127
        Due January 26, 2007 (6.69%)                     623,675             --
        Due March 13, 2007 (6.138%)                    1,247,349             --
                                                    ------------   ------------
                                                       1,871,024      1,239,127

     Loan from Agriculture Bank, Hezhou Branch,
     interest rate at 6.138% per annum, secured
     by plant and equipment and land use rights
     owned by the Company.
        Due March 18, 2006                                    --        619,563
        Due March 29, 2006                                    --        619,563
        Due June 3, 2006                                 623,675        619,563
        Due March 31, 2007                               623,675             --
                                                    ------------   ------------
                                                       3,118,374      3,097,816
                                                    ------------   ------------
                                                    $  4,128,726   $  5,328,245
                                                    ============   ============


     The short-term bank loan from Agriculture Bank in the amount of $1,871,024 was guaranteed by Guangxi Aoqili Co., Ltd., a company affiliated with the Company through common ownership.

                GUANGXI LING FENG PHARMACEUTICAL COMPANY LIMITED
                     NOTES TO CONDENSED FINANCIAL STATEMENTS
               FOR THE THREE MONTHS ENDED MARCH 31, 2006 AND 2005
                                   (UNAUDITED)



10.  NOTES PAYABLE

     Notes payable at March 31, 2006 and December 31, 2005 are as follow:

                                                     3/31/2006      12/31/2005
                                                    ------------   ------------

     Due December 20, 2006                          $    300,549   $    293,735
     Due December 31, 2006                                64,536         63,018
     Due March 1, 2007                                 1,621,554             --
                                                    ------------   ------------
                                                    $  1,986,639   $    356,753
                                                    ============   ============

     Interest paid for notes payable to unrelated companies was $5,945 and $5,851 for the three months ended March 31, 2006 and 2005, respectively and is included in interest expense, net.


11.  LONG-TERM BANK LOANS

                                                      3/31/2006      12/31/2005
                                                    ------------   ------------

     CURRENT PORTION

     Loans from ICBC, Hezhou Branch,  interest
     rate at 6.138% per annum, guaranteed by
     Guangxi Aoqili Co., Ltd.
        Due September 12, 2006                      $    623,675   $    619,563
                                                    ------------   ------------

     LONG-TERM PORTION

     Loans from ICBC, Hezhou Branch, interest
     rate at 6.138% per annum, guaranteed by
     Guangxi Aoqili Co., Ltd.
        Due September 11, 2007                         1,247,349      1,239,126

     Loan from Agriculture Bank, Hezhou Branch,
     interest rate at 3% per annum, secured by
     the plant and equipment and land use rights
     owned by the Company.
        Due December 30, 2007                            124,735        123,913
                                                    ------------   ------------
                                                       1,372,084      1,363,039
                                                    ------------   ------------
       TOTAL                                        $  1,995,759   $  1,982,602
                                                    ============   ============

                GUANGXI LING FENG PHARMACEUTICAL COMPANY LIMITED
                     NOTES TO CONDENSED FINANCIAL STATEMENTS
               FOR THE THREE MONTHS ENDED MARCH 31, 2006 AND 2005
                                   (UNAUDITED)

       Interest expense, which was paid quarterly, was $29,548 and $37,987 for March 31, 2006 and 2005, respectively and was included in interest expense, net.

       The long-term bank loan from ICBC in the amount of $1,871,024 was guaranteed by Guangxi Aoqili Company Limited, a company affiliated with the Company through common ownership.


12. COMMITMENTS AND CONTINGENCIES

     Capital Commitment
     ------------------

     The Company entered into an unconditional purchase commitment during 2005 for construction. The future obligations of the Company under this commitment are as follows:

             2006                                             $    35,895
             Thereafter                                                --
                                                              -----------
             Total                                            $    35,895
                                                              ============

     Lease Commitment
     ----------------

     As of March 31, 2006, the Company had no outstanding commitments with respect to its non-cancellable operating lease.

     Research and Development Agreements
     -----------------------------------

     On October 31, 2005, Nanning Ke Ju Medical Research Institute and the Company entered into agreements for internal testing and preparation of the technical material to be reported to the State Drug Administration. The aggregate amount for the testing is $109,043 and as of March 31, 2006, the remaining commitment for the Company was $14,900.


13.  INCOME TAXES

     The Company accounts for income tax using an asset and liability approach. Under the asset and liability approach, deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is provided for deferred tax assets if it is more likely than not these items will either expire before the Company is able to realize their benefits, or that future realization is uncertain.

                GUANGXI LING FENG PHARMACEUTICAL COMPANY LIMITED
                     NOTES TO CONDENSED FINANCIAL STATEMENTS
               FOR THE THREE MONTHS ENDED MARCH 31, 2006 AND 2005
                                   (UNAUDITED)


     In accordance with the relevant tax laws and regulations of PRC, the corporation income tax rate applicable was 15%.

     The Company's tax expense differs from the "expected" tax expense for the three months ended March 31, 2006:


             Computed "expected" expense                      $    12,575
             Permanent difference                                 132,912
                                                              -----------
             Income tax expense                               $   145,487
                                                              ===========


14.  SUBSEQUENT EVENTS

     On April 18, 2006, the Company's shareholder reached an agreement with American Oriental Bioengineering Inc. ("AOBO") to complete an acquisition transaction. Pursuant to the agreement, in consideration for all the outstanding capital stock of the Company, the sole stockholder of the Company is entitled to receive from American Oriental Bioengineering Inc. an aggregate purchase price equal to 2.5 times of the Company's total revenues for the year ended December 31, 2005, consisting of 1.2 million shares of the AOBO's common stock, par value $0.001 per share, or approximately 1.9% of the outstanding common stock of AOBO as of April 24, 2006, and cash in the amount of approximately $20 million.


                                       10